Summary
Description
Count
UPB
% of Total UPB
Current
4014
$642,402,380.34
97.99%
Delinq
104
$13,171,587.70
2.00%
Total
4118
$655,573,968.04
Average UPB
$159,197.18
WAM(Months)
347
WACLTV
68.93%
WAC
7.37%
Del Trigger
Target
Actual
n/a
Loan with Pre.
Penalties
4118
$655,573,968.04
100.00%
Loss Severity
Pymt Velocity
Rate Type Stratification
Description
Count
UPB
% of Total UPB
ARM
2398
$462,051,352.50
70.48%
Fixed Rate
1720
$193,522,615.54
29.51%
Top 5 States
State
Count
UPB
% of Total UPB
CA
868
$214,743,884.12
32.75%
FL
458
$62,027,554.51
9.46%
TX
319
$30,841,157.52
4.70%
NY
166
$35,997,802.98
5.49%
IL
151
$20,596,754.28
3.14%
LTV Stratification
Range
Count
UPB
% of Total UPB
< 65%
961
$84,802,134.75
12.93%
65% - < 75%
596
$104,907,246.81
16.00%
75% - < 85%
1586
$288,050,757.57
43.93%
85% - < 95%
923
$170,602,245.20
26.02%
95% - < 100%
46
$5,984,461.34
0.91%
> 100%
6
$1,227,122.37
0.18%
FICO Stratification
Range
Count
UPB
% of Total UPB
N/A
4118
$655,573,968.04
100.00%
300 - < 400
0
$0.00
0.00%
400 - < 500
0
$0.00
0.00%
500 - < 600
0
$0.00
0.00%
600 - < 700
0
$0.00
0.00%
700 - < 850
0
$0.00
0.00%
UPB Stratification
Range
Count
UPB
% of Total UPB
0 - < $25K
89
$1,971,746.00
0.30%
$25K - < $75K
937
$49,957,881.47
7.62%
$75K - < $150K
1397
$152,627,926.45
23.28%
$150K - < $200K
563
$97,922,763.64
14.93%
> $200K
1132
$353,093,650.48
53.86%
Interest Rate Stratification
Range
Count
UPB
% of Total UPB
0% - < 5%
8
$2,243,616.11
0.34%
5% - < 10%
3511
$621,018,239.88
94.72%
10% - < 15%
599
$32,312,112.05
4.92%
Lien Position Stratification
Position
Count
UPB
% of Total UPB
1
3541
$629,135,463.46
95.96%
2
577
$26,438,504.58
4.03%
Variable Rate Loans by Index
Index
Count
UPB
% of Total UPB
LM1
16
$5,501,718.58
0.83%
6 Month Libor
2382
$456,549,633.92
69.64%
Losses
Prior Losses
$0.00
Current Month
L
$0.00
G
$0.00
Total Losses
$0.00
Cum. Loss Trig
Target
Actual n/a %
Loan Statistics Dashboard (OTS)
Date: 6/30/2005 11:36:38 AM Deal Number: SASCO 2005-NC1 Report As of: 5/30/2005
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